BUILDING A WORLD-CLASS OPERATION NASDAQ: HYMC ALIGNED TEAM DISCIPLINED DEVELOPMENT SHAREHOLDER FOCUS April 20, 2021

2 Disclaimer Financial Projections This presentation contains financial forecasts regarding certain financial metrics of the Company. The independent auditor of the Company has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, it has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. Hycroft does not undertake any commitment to update or revise the projections, whether as a result of new information, future events, or otherwise. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective forecasts are indicative of the future performance of Hycroft or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Cautionary Note Regarding Forward-Looking Statements In addition to historical information, this presentation and other written reports and oral statements made from time to time by us may contain forward-looking statements. All statements, other than statements of historical fact, included herein that address activities, events or developments that we expect or anticipate will or may occur in the future, are forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe”, “project”, “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to”, or other similar words, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intentions. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if Company results, performance, or achievements are consistent with the forward-looking statements contained in this presentation, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of those statements, and the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. You should review “Risk Factors” contained in the Company’s most recent Report on Form 10-K for more information about these and other risks. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company’s business, cash flows, financial condition and results of operations. Important factors and risks that could cause actual results to differ materially from those in the forward-looking statements include, among others: risks related to the Company’ liquidity and going concern considerations; risks related to the Company’s ability to raise capital on favorable terms or at all; risks related to the proprietary two-stage heap oxidation and leach process at the Hycroft Mine and estimates of production; our ability to achieve our estimated production and sales rates and stay within our estimated operating and production costs and capital expenditure projections; risks related to a decline in the Company’s gold and silver production; risks related to the Company’s ability to successfully eliminate or meaningfully reduce processing and mining constraints; the results of the Company’s planned 2021 technical efforts and how the data resulting from such efforts could adversely impact processing technologies applied to the Company’s ore, future operations and profitability; risks related to the Company’s reliance on one mine with a new process; risks related to the Company’s limited experience with a largely untested process of oxidizing and heap leaching sulfide ore; uncertainties and risks related to the Company’s reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or commodities; the commercial success of, and risks relating to, the Company’s development activities; risks related to slope stability; risks related to the Company’s substantial indebtedness, including cross acceleration and the Company’s ability to generate sufficient cash to service its indebtedness; uncertainties resulting from the possible incurrence of operating and net losses in the future; uncertainties related to the Company’s ability to replace and expand the Company’s mineral reserves; the costs related to the Company’s land reclamation requirements; the loss of key personnel or the Company’s failure to attract and retain personnel; risks related to technology systems and security breaches; and risks that the Company’s principal stockholders will be able to exert significant influence over matters submitted to stockholders for approval; risks related to fluctuations in the price of gold and silver; uncertainties concerning estimates of reserves and mineralized material; uncertainties relating to the COVID-19 pandemic; the intense competition within the mining industry and state of Nevada; the inherently hazardous nature of mining activities, including environmental risks; the Company’s insurance may not be adequate to cover all risks associated with its business, or cover the replacement costs of its assets; potential effects on the Company’s operations of U.S. federal and state governmental regulations, including environmental regulation and permitting requirements; cost of compliance with current and future government regulations; uncertainties relating to obtaining or retaining approvals and permits from governmental regulatory authorities; potential challenges to title in the Company’s mineral properties; risks associated with proposed legislation in Nevada that could significantly increase the costs or taxation of the Company’s operations; and changes to the climate and regulations and pending legislation regarding climate change; risks related to our Common Stock and warrants, including volatility in the price of the Company’s common stock and warrants; risks that warrants may expire worthless; anti–takeover provisions could make a third-party acquisition of the Company difficult; and risks related to limited access to our financial information, as the Company has elected to take advantage of the disclosure requirement exemptions granted to emerging growth companies and smaller reporting companies. Additionally, there are risks related to accounting for warrants as a result of the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies, issued by the Securities and Exchange Commission on April 12, 2021. This Presentation Does Not Constitute a Solicitation of Proxies This presentation is not a solicitation of proxies from holders of common stock of Hycroft Mining Holding Corporation. The Company will provide shareholders with a proxy statement and other relevant materials in connection with the 2021 Annual Meeting of Shareholders. Any solicitation of proxies by or on behalf of the Company in connection with the 2021 Annual Meeting of Shareholders will be conducted upon and following the dissemination of the proxy statement and other materials in accordance with applicable law. We urge shareholders to read the proxy statement and any other relevant documents to be filed with the SEC when available, as such documents will contain important information. Shareholders will be able to receive the proxy statement and other relevant documents free of charge at the SEC's website at http://www.sec.gov or at http://www.hycroftmining.com. No Offer or Sale of Securities The information provided in this presentation pertaining to the Company is for general informational purposes only and is not a formal offer to sell or a solicitation of an offer to buy any securities of the Company in any jurisdiction. Information contained in this presentation should not be relied upon as advice to buy or sell or hold such Company securities or as an offer to sell such Company securities. All dollar amounts are expressed in US dollars, unless otherwise stated. No Representations or Warranties This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction. No representation or warranty, express or implied, is or will be given by Hycroft or any of its respective affiliates, directors, officers, employees, or advisers or any other person as to the accuracy or completeness of the information in this presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions, or judgments) or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions, or misstatements, negligent or otherwise, relating thereto. Accordingly, neither the Company or any of its respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of the Company, or its affiliates, directors, officers, employees, or advisers or any other person makes any representation or warranty with respect to the accuracy of such information. Industry and Market Data In this presentation, the Company relies on and refers to information and statistics regarding Hycroft and certain of its competitors and other industry data. The information and statistics are from third-party sources, including reports by market research firms.

Hycroft Overview

- Hycroft operations recommenced in April 2019
  - Au/Ag sales began Q3/2019
  - Historical production of ~2.1 Mozs Au and 7.5 Mozs Ag (1981-2019)
- Became a publicly traded company on May 29, 2020
  - Nasdaq: HYMC

Strong Project Fundamentals

- One of the world's largest precious metals deposits
  - Mineral Reserves of ~18.2 Moz AuEq.(1,2); and
  - Mineral Resources of ~12.7 Moz AuEq.(1,2)
- Producing gold & silver mine in northern Nevada
  - Open pit heap leach operation
  - Operating at pre-commercial levels
- All infrastructure on site for current operations
  - Fully permitted for current mine plan
  - EIS approved in 2019
- Enviable and stable mining jurisdiction



OREGON
IDAHO
UTAH
CALIFORNIA
ARIZONA
NEVADA
Winnemucca
Hycroft
Carlin Trend
Independence Group
Twin Creeks
Getchell
Turquoise
Midas
Jerritt Canyon
Lone Tree
Merigold
Betze Post
Carlin
Meikle
West Leeville
Gold Quarry
Elko
Rain/Emigrant Springs
Lewis
Railroad-Pinyon
Florida Canyon
Phoenix
Goldrush
Cortez
Cortez Hills
Pipeline
80
Reno
Rabbit Creek Trend
Ruby Hill
Battle Mtn/ Eureka Trend
Denton-Rawhide
Borealis
Round Mountain
Las Vegas
Hycroft
Major Mines
Gold Trends

Source: Company Filings

1. AuEq calculated using an Au:Ag ratio of 75:1; Resources include Measured, Indicated and Inferred Resources.
2. See "Cautionary Note to US Investors Regarding Reserves and Resources."
3. Mineral resources do not include mineral reserves.

3

4 New Leadership & Technical Teams • New highly experienced management team in place, led by: • New on-site technical team in place, including: • Mike Eiselein – VP and General Manager (former Newmont, Barrick) • James Berry – VP Exploration and Geology (former Romarco Minerals, Barrick) • Kenji Umeno – Process Manager (former Kinross, Fluor, Freeport McMoran) • Jeff Griffin – Sr. Metallurgist (former Phelps Dodge, Freeport) • Santiago Garcia – Chief Metallurgist (former Agnico Eagle, Newmont) • New Mine Manager, Safety Manager, HR Manager, Controller, Project Manager Diane R. Garrett President & CEO Stan Rideout Executive Vice President & CFO Jack Henris Executive Vice President & COO • Former CEO of Romarco • Formerly with Romarco, Phelps Dodge • Formerly with Stantec, Goldcorp, Newmont, Barrick • On-site technical team is supplemented with industry leading consultants in metallurgy, mine operations and processing, including: • John O. Marsden/Metallurgium – a metallurgical and processing consultant with specific expertise in gold and silver extraction • Forte Dynamics – a multi-faceted engineering and consulting firm in open pit mining and heap leach processes and with industry leading expertise on heap leach stacking and modeling • Hazen Research – a leading research and development laboratory

5 2020 Achievements Completed Recapitalization Transaction May 29, 2020 and became a publicly traded company on the NASDAQ Capital Markets Exchange Completed crusher rehabilitation and achieved steady state crushing operations New Executive Management Team (CEO, CFO and COO) – Q3/20 Increased year-over-year production by 186% for gold and 154% for silver ✓ Constructed 4.5 million sqft of new leach pad and pond system for sulfide oxidation and leach process • Final electrical installation to be completed as new leach pad is needed ✓ ✓ ✓ ✓ Realigned operating team from the top down focused on the Company’s long-term strategy✓ Assembled New Technical Leadership team at site ✓ Completed public offering for net proceeds of $83.1 million ✓

6 Hycroft Mine Overview • Fully constructed mine and processing facilities • Crusher commissioning completed • Full operating and maintenance program in place • Health & Safety team embedded in each group • 3-5 year run-of-mine plan in development intended to maximize cash flow during ramp-up • Finalizing testwork on sulfide flowsheet • Major permits in place for expansion • Record of Decision for EIS received October 2019 which include expanded pits, potential milling operation and tailings management facility Source: July 31, 2019 Summary Technical Report 1. Patent pending 2. NPV estimated based on metal selling prices of $1,300 per ounce for gold and $17.33 per ounce for silver. Feasibility Study By The Numbers 34 yrs Mine Life 65% / 71% LOM Average Au / Ag Recovery $2.1 bn Net Present Value (5%) (2) 18 mm oz AuEq. Mineral Reserves 4 mm oz M&I AuEq. Mineral Resources 7 mm oz Inferred AuEq. Mineral Resources

7 One of the World’s Largest Gold Deposits • 34-year mine life provides strong leverage to gold and silver prices • Potential resource conversion provides additional production upside and mine life extension • Substantial scale will appeal to senior producers once project has demonstrated economics / production success Source: July 31, 2019 Summary Technical Report, company filings, Fraser Institute, street research 1. Hycroft AuEq. calculated based on feasibility study commodity pricing of $1,300/oz Au and $17.33/oz Ag; includes stockpiled sulfide ore. 2. See “Cautionary Note to US Investors Regarding Reserves and Resources.” 3. Presents other assets’ gold and gold equivalent silver ounces converted at LT street consensus pricing of $1,500/oz Au and $18.00/oz Ag. 4. Lower risk denotes a Fraser Institute Policy Perception Index score above 75; mid risk indicates a Policy Perception Index score between 50 and 75; higher risk indicates a Policy Perception Index score below 50. World’s Largest Primary Gold Deposits (Moz AuEq.)(1,2,3,4) Hycroft ranks among the top 20 largest gold deposits in the world and the second largest in the U.S., based on its total gold equivalent mineral resources of 31 million ounces(1)31 Moz

8 Mining • Currently operating mining fleet with combination of owned and rental equipment • 24-hour mining operations • Active in-pit drill and blast

9 • The primary crusher was reconditioned and brought into operation in late March 2019 • The secondary and tertiary crushers were recommissioned and placed online in March 2019 • Crusher will be maintained and ready for when sulfide processing begins Coarse Ore Stockpile Fine Ore Stockpile Fine Ore Stockpile Processing Infrastructure

10 Processing Infrastructure cont. • Gold and silver recovery is currently achieved through the 5,000 gallon per minute Brimstone Merrill-Crowe plant • CIC circuit (~4,500 gpm capacity) available as extra solution processing capacity as needed • Doré created onsite through Brimstone refinery • 21,500 gallon per minute North Merrill-Crowe plant is constructed • Shut down in 2017; solution flow from pad decreased with cessation of mining in 2015 • Requires some refurbishment prior to restart • All equipment on-site for a larger refinery

2020: *Key Findings of Novel Process*

HYCROFT

- Hycroft, alongside its industry leading consultants, reviewed the novel process looking for opportunities for improvements in operating parameters which resulted in the identification of several items that were not considered or included in the original plan and design but are critical to the success of this process. These findings included:

	FINDING	SOLUTION IN PROGRESS
Forced air injection	Forced air injection system is a key component of the leach pad for effective oxygen distribution throughout pad	Working with third-party engineering firm to design and integrate system into the flowsheet and leach pad
Solution management	Segregation of solution flows to and from the leach pad is required to Additional infrastructure is required to ensure no comingling of solution in the leach pad system	Additional engineering of the leach pad piping and pond system is underway and will be integrated with the final construction of the leach pad
Agglomeration	Finer crushed material requires agglomeration in order to achieve optimal permeability and gold/silver recoveries	Working with a consulting firm to design and build an agglomeration system
Reagent requirements	Higher soda ash, caustic soda and cyanide consumption was observed in pre-commercial test pads and recent review of the test work	Adjusting flow sheet and process plan to ensure proper reagent requirements are accounted for
Transitional ore	Any additional recovery from applying the novel process to certain transitional ores is offset by the additional crushing and processing cost	These transitional ores are being routed as run-of-mine, direct leach material on existing leach pads
Variability/ore definition	Upon review of historical work, it was determined that additional variability test work and compositing is required to fully understand the geometallurgy of each domain	Board approved ~$10 mm program to drill and test additional material and conducted mineralogical and metallurgical studies in 2021. Drilling began in March 2021.

11

12 2021 Outlook • Focus on cost reduction and improving operating efficiencies • Reducing higher cost contract fleet • Continue to advance two-stage sulfide heap oxidation and leach process • Sulfide material is being mined and stockpiled and is available for processing using the two-stage oxidation and leach process to obtain additional data and further refine operating parameters • Completion of new leach pad construction deferred until needed • All aspects of the leach pad are complete except the electrical installation • Develop a 3-5 year run-of-mine plan (expected end of Q3/21) designed to generate positive cash flows • Variability drilling and metallurgical test work • Capex and project spending of $14-$18 million • Variability drilling, material characterization, metallurgical testing, and on-going analyses ($9 - $11 million), completion of new leach pad ($4 - $5 million) and other capital and projects ($1 - $2 million) 2021 Est. Production: 45K – 55K Ounces of gold 400K – 450K Ounces of silver +80% compared with 2020 +135% compared with 2020 Key Focus Areas for 2021:

13 2021: Milestones Late Q1 Began drilling for metallurgical samples and variability testing Q2 Transition to a more cost- effective mining fleet arrangement Early Q2 994K loader in operation, expected to improve loading capability and reduce unit mining costs Early Q3 Develop 3-5 year run- of-mine plan Exploration program commences to locate higher-grade heap leach material End of Q2 Mine planning and optimization work complete (with Forte) AAO mill review (with Ausenco) Q4 Metallurgical testwork completed Finalize ultimate flowsheet design and initiate implementation Q1 Q2 Q3 Q4

14 Sufficient capacity on existing leach pads to treat run-of-mine ore using traditional heap leach New Leach Pad • New fully permitted leach pad constructed (Stage 1A) • Intended for two-stage heap oxidation and leach process • Stage 1 – 8.6 M square feet; 26.5 M ton capacity • Ultimate pad capacity - 550 M ton capacity Process Improvements – in progress • Recent review of the new leach pad and process flow sheet identified operating improvement opportunities that will be incorporated into the final leach pad design • Air injection versus passive air flow to ensure adequate oxygen distribution to all areas • Improved piping and pond infrastructure to ensure no comingling of solutions Leach Pad & Projects Reviewing Options for Ultimate Flowsheet • Metal prices are up 35% and 50% for gold and silver, respectively, compared with prices used in July 31, 2019 feasibility study economic analysis • Looking at potential benefits of constructing a small flotation and AAO circuit for higher grade portions of ore body as additional process stream

15 Growth Opportunities Source: Hycroft Mining Management • Large, unexplored land position • Additional exploration targets on land held by Hycroft outside existing plan of operations • Known mineralization proximal to existing facilities • Near surface oxide leach targets and expansion potential for deeper sulfides • Mineralization is limited by drilling and remains open in all directions and at depth Exploration Chance Camel Rabbit Oscar Larger Targets Blowout Chance Wildrose Rabbit Floka Near Mine NE Brimstone Cliff Camel West Blowout Cliff West Camel Hades/Wild Rose Rabbit Oscar Floka Chance Approximate Claim Boundary 28 patented claims comprising 1,912 acres and 3,248 unpatented claims comprising 68,759 acres, totaling 70,671 acres

Valuation vs Peers

HYCROFT

Gold Sector Valuation at Spot Metal Prices



Internal Rate of Return* (%)
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
FNV RGLD EVN HOC MTA FVI WPM MMX AU ABX HL AEM FRES SAND BTO NEM NSR OR PVG KL PAAS GFI LUG CDE PG NCM K WDO AUY OLA EDV CEY SSRM NGD OSK AGI ARTG VGCX CXB NST SBB BNAU GAU ELD FPC GSC IAG KNT TXG OGC AR BSX GSV INV HYMC SBSW SGI
Large
Medium
Small
Developer

*Defined as the discount rate required for NPV=Market Cap



P/NPV (Spot, 5%)
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
-1.0x
HYMC
0.6
0.91
1.02
1.05
1.18
HYMC INV FPC SGI SBSW BSX ARTG OGC GSC IAG SBB GSV MND ELD TXG EQX AR KNT AGI Developers BNAU OSK NGD Small VGCX SSRM CXB NST AUY NCM GAU K EDV CEY OLA WDO PG CDE Medium LUG AU GFI PAAS KL PVG OR NSR Producers Large BTO SAND FRES Overall AEM MMX FVI NEM HL ABX HOC WPM MTA EVN RGLD FNV
Large
Medium
Small
Developer
Sector Averages

Low P / NPV multiple represents early opportunity to participate in potential rerating as development continues

Source: Source: BMO GoldPages for the week ended April 5, 2021
Note: Median excludes Hycroft
P/NPV – Share price at 4-6-21 divided by net asset value

16

17 Capital Structure(1)Ownership Summary (1)(2) Mudrick 25.2 mm 42% Whitebox 12.0 mm 20% Highbridge 6.9 mm 12% Sprott Resource Lending Corp. 0.5 mm 1% Other 15.3 mm 25% Capitalization and Major Supporters Share Price $3.47 Shares Outstanding 59.9 mm Market Capitalization $208 mm Public Warrants (exercise price of $11.50) 34.3 mm Public Warrants (exercise price of $10.50) 9.6 mm Basic Shares + Public Warrants(3) 103.6 mm Unrestricted Cash on Hand (as at 31-Dec-20) $56.4 mm Debt(4) $142.7 mm 1. As of close on March 20, 2021, unless otherwise noted. 2. Reflects holdings of common stock and includes affiliated entities. 3. Does not include 12.7 mm of Seller warrants which have an exercise price of $40.31/share. 4. Carrying value as of December 31, 2020 includes debt issuance costs and discounts We welcomed 13 new institutions in the October Public Offering

Key Investment Highlights

HYCROFT

1

One of the World's Largest Precious Metals Deposits

Mineral reserves - 11.9 mm ozs gold / 478.5 mm ozs silver[1]

Mineral resources – 9.5 mm ozs gold / 238.7 mm ozs silver (exclusive of reserves)[1,2]

Flexible processing options

2

Strong Board, Management and Technical Team with Proven Track Record

Combined experience of over 200 years in heap leach and milling operations, oxidation processes, engineering, geology, metallurgy, finance and capital markets

Supported by a world class technical team comprised of Hycroft technical staff and world-renowned consultants including John Marsden, Forte Dynamics and Hazen Research

3

Economics Highly Leveraged to Metal Prices

\$2.1 bn $NPV_{5\%}$ using \$1,300 / oz Au; \$17.33 / oz Ag[3]

4

Fully Permitted Expansion; Enviable Jurisdiction

Nevada ranks among the top three best places in the world for mining

Permitted for current mine plan, EIS approved in 2019 for expanded pits and potential milling infrastructure

5

Value Proposition[4]

Median Junior Producer Trading P/NAV Multiple 0.8x

Current trading P/NAV of 0.1x

1. AuEq calculated using a Au:Ag ratio of 75:1; Resources include Measured, Indicated and Inferred Resources.
2. See "Cautionary Note to US Investors Regarding Reserves and Resources."
3. Source: July 31, 2019 Summary Technical Report
4. Source: BMO GoldPages for the week ended April 5, 2021

18

19 Board of Directors David Kirsch Chairman, C, NG David Kirsch is a Managing Director and Senior Analyst at Mudrick Capital Management, L.P., where he is responsible for analyzing distressed credit and equity opportunities across a diverse range of industries. Prior to joining Mudrick Capital Management, LP, David was a Senior Analyst and Managing Director at Miura Global Management, a multi-billion dollar global long-short equity hedge fund. David received his B.S. Magna Cum Laude in Economics from the Wharton School at the University of Pennsylvania. Diane Garrett Director Michael Harrison Director, SST Eugene Davis Director, A, NG John Ellis1 Director, C, SST A = Audit Committee | NG = Nominating & Governance Committee | C = Compensation Committee | SST = Safety, Sustainability & Technical Diane Garrett has over 20 years of senior executive management experience in the mining industry and an exceptional track record for developing projects and building companies. Dr. Garrett was President, CEO and Director of Romarco Minerals Inc. where she built and led the team that developed the multi-million ounce Haile Gold Mine from discovery through to final feasibility, permitting and construction. Diane received her Ph.D. in Engineering and her Masters in Mineral Economics from the University of Texas at Austin. Eugene Davis currently serves as the Chairman and Chief Executive Officer of PIRINATE Consulting Group, LLC (“PIRINATE”), a privately held consulting firm specializing in turnaround management, merger and acquisition consulting, strategic planning advisory services for domestic and international public and private business entities. Since forming PIRINATE in 1997, Mr. Davis has advised, managed, sold, liquidated and served as a chief executive officer, chief restructuring officer, director, chairman or committee chairman of several businesses operating in diverse sectors. John Ellis is a Professional Engineer with over 50 years of experience in the mining industry. He currently serves as a Director for International Tower Mines and for Sunshine Silver Mines Corporation. He also consults for a number of international mining companies. John previously served as a Director for Mexivada Mining Corp. and was Chairman and CEO of AngloGold North America and Hudson Bay Mining and Smelting Company. John graduated from the Haileybury School of Mines and the Montana College of Science and Technology. Michael Harrison has over 25 years of executive, financial and technical experience in the mining industry. Michael is currently Managing Partner of Sprott Streaming and Royalty Fund, and previously served as Managing Director and Interim CEO of Sprott Resource Holdings Inc. Michael held the position of President and CEO of Adriana Resources Inc., and Vice President, Corporate Development for Coeur Mining Inc. Mr. Harrison holds a B.Sc.E Geophysics from Queen’s University and an MBA from the University of Western Ontario. 1. Mr. Ellis is retiring and will not standing for reelection at the May 24, 2021 Annual Meeting of Shareholders.

20 Board of Directors cont. Stephen Lang1 Director Nominee Steve Lang has over 40 years of experience in the mining industry, including engineering, development and production at gold, coal, base metals and PGM operations. He was Chief Executive Officer of Centerra Gold Inc., a publicly traded mining company, from 2008 to 2012 and served as Centerra’s Board Chair from 2012 to 2019. Prior to that, he served in Senior Executive roles at Stillwater Mining Company, Barrick Goldstrike, Rio Algom Ltd, Kinross Gold/Amax Gold, and Santa Fe Pacific Gold. Mr. Lang holds a BS and MS in Mining Engineering from the Missouri University of Science and Technology. Marni Wieshofer Director, A, C Thomas Weng Director, A, NG David Naccarati1 Director Nominee A = Audit Committee | NG = Nominating & Governance Committee | C = Compensation Committee | SST = Safety, Sustainability & Technical David Naccarati has more than 45 years of experience in the mining industry, and is currently serving as an independent consultant to the mining industry. He was a founding partner of Cupric Canyon Capital, LLC, a private equity firm focused on acquiring and developing mining properties, and served as a member of its board of directors. Mr. Naccarati was a member of the senior management team for Phelps Dodge Corporation, including serving as president of the Phelps Dodge Mining Company, a division of Phelps Dodge Corporation. Mr. Naccarati also served as an adjunct professor in the department of Mining and Geological Engineering at the University of Arizona from 2009 to 2011. Mr. Naccarati received a degree in Mining Engineering from the University of Arizona and an MBA from Sloan School of Management (MIT). Marni Wieshofer’s professional background includes Head of Media and Managing Director in Houlihan Lokey’s TMT Corporate Finance Group, providing mergers and acquisitions, capital markets and financial advisory services and Chief Financial Officer and EVP of Corporate Development at Lionsgate Entertainment where she oversaw the company’s mergers, acquisitions, and other strategic financial initiatives. She holds a BA from Western University, an MBA from the Rotman School of Management, is a Canadian Chartered Accountant and obtained the ICD.D designation in 2018. Mr. Weng has more than 22 years of experience in the financial services sector. Mr. Weng is currently Co-Founding Partner with Alta Capital Partners, a provider of financial advisory services (since February 2011). From February 2007 to January 2011, Mr. Weng was a Managing Director at Deutsche Bank and Head of Equity Capital Markets for Metals and Mining throughout the Americas and Latin America, across all industry segments. Mr. Weng graduated from Boston University with a Bachelor of Arts in Economics. 1. Messrs Lang and Naccarati have been nominated by Hycroft and will stand for election at the May 24, 2021 Annual Meeting of Shareholders.

APPENDIX

22 Hycroft History • The earliest recorded mining in the Hycroft area began in the 1800s following the discovery of native sulfur deposits • Mining of native sulfur was sporadic from 1900-1950 • High-grade silver mined at Camel Hill (nka Silver Camel) 1908-1912 ~165,375 ozs produced • Alunite was also mined in the district during the First World War to be used as fertilizer • Drilling and exploration activities for native sulfur took place in the Hycroft area by several companies including the Great American Minerals Company, Duval Corporation, and the Cordex Syndicate; elevated levels of gold and silver reported • Homestake conducted exploration activities in 1981-82 and defined a gold/silver ore body; dropped the property in 1982 • Vista acquired the Lewis mine in 1987 and the Crofoot mine in 1988, merging the two properties to create the Hycroft Mine • Gold and silver mining began at Hycroft in 1983 with a small heap leach operation • Mine was placed on care and maintenance in 1998 due to low gold prices • Produced about 1.2 mm ozs of gold and 2.5 mm ozs of silver from 1983 to 1998 • In 2007, Allied Nevada Gold Corp. was spun out of Vista with 100% ownership of the Hycroft Mine • Aggressive exploration campaign in 2009 expanded oxide mineralization and identified large sulfide deposit • Metallurgical testing to identify sulfide processing options began in 2009 • A three-stage crushing system and 21,500 gpm Merrill-Crowe plant were constructed in 2012 • Mining operations were ceased in 2015 due to low metal prices; active leaching of the pads continued until 2018 • Produced 900,000 ozs of gold and 5.0 mm ozs of silver from 2007 to 2019

Cautionary Note to U.S. Investors Regarding Reserves and Resources

HYCROFT

The Mineral Resource and Mineral Reserve estimates contained in this presentation have been prepared in accordance with the requirements of the Modernization of Property Disclosures for Mining Registrants (the "New Mining Rules") set forth in subpart 1300 of Regulation S-K, as promulgated by the United States Securities and Exchange Commission ("SEC"). These disclosures differ in material respects from the requirements set forth in Industry Guide 7, which remained applicable until January 1, 2021 to U.S. companies subject to the reporting and disclosure requirements of the SEC that have not early adopted the New Mining Rules. These standards differ significantly from the disclosure requirements of Industry Guide 7 in that mineral resource information contained herein may not be comparable to similar information disclosed by U.S. companies that did not early adopted the New Mining Rules promulgated by the SEC.

Under SEC standards, mineralization, such are mineral resources, may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produce or extracted at the time of the reserve determination. The term "economically," as used in the SEC's Industry Guide 7 definition of reserves, means that profitable extraction or production has been established or analytically demonstrated in a feasibility study to be viable and justifiable under reasonable investment and market assumptions. The term "legally" as used in the SEC's Industry Guide 7 definition of reserves, does not imply that all permits needed for mining and processing have been obtained or that other legal issues have been completely resolved. However, for a reserve to exist, we must have a justifiable expectation, based on applicable laws and regulations, that issuance of permits or resolution of legal issues necessary for mining and processing at a particular deposit will be accomplished in the ordinary course and in a timeframe consistent with our current mine plans. As used in this presentation, the terms "mineral resource", "measured mineral resource", "indicated mineral resource" and "inferred mineral resource" are defined and used in accordance with the New Mining Rules set forth in subpart 1300 of Regulation S-K, even though such terms are not recognized under Industry Guide 7 which the New Mining Rules have replaced beginning January 1, 2021 for companies that did not early adopt the New Mining Rules. You are specifically cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into mineral reserves, as defined by the SEC.

You are cautioned that, except for that portion of mineral resources classified as mineral reserves, mineral resources do not have demonstrated economic value. Inferred mineral resources have a high degree of uncertainty as to their existence as to whether they can be economically or legally mined. Under the New Mining Rules, estimates of inferred mineral resources may not form the basis of an economic analysis. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. A significant amount of exploration must be completed in order to determine whether an inferred mineral resource may be upgraded to a higher category. Therefore, you are cautioned not to assume that all or any part of an inferred mineral resource exists, that it can be economically or legally mined, or that it will ever be upgraded to a higher category. Likewise, you are cautioned not to assume that all or any part of measured or indicated mineral resources will ever be upgraded to mineral reserves.

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24 Mineral Reserves and Resources Tons Grades (oz/t) Contained Ounces (000s) (Mt) Au Ag Au Ag Au Eq(1) Total Proven & Probable Reserves 1,123 0.011 0.426 11,865 478,513 18,445 Measured & Indicated 387 0.009 0.277 3,589 106,389 5,152 Inferred 599 0.010 0.217 5,688 127,949 7,499 Total Resources(2) 993 0.010 0.240 9,321 235,987 12,355 Source: August 2019 Feasibility Study (effective date of July 31, 2019) 1. AuEq. calculated as revenue from gold and silver divided by gold price based on feasibility study commodity pricing of $1,300/oz Au and $17.33/oz Ag; includes stockpiled sulfide ore. 2. Resources shown exclusive of reserves. 4% 13% 83% Proven & Probable Oxide Transitional Sulfide 1% 6% 93% Measured, Indicated & Inferred Oxide Transitional Sulfide

Senior-Scale Gold Mine in Nevada

HYCROFT

41000N AuFa Block Grades (Looking North)



AUFA PPM
0.00000 - 0.00250
0.00250 - 0.03400
0.03400 - 0.17100
0.17100 - 0.36000
0.36000 - 0.55000
0.55000 - 999.00000

41000N AgFa Block Grades (Looking North)



AG PPM
-999.00000 - 0.00000
0.00001 - 5.00000
5.00000 - 20.00000
20.00000 - 40.00000
40.00000 - 60.00000
60.00000 - 80.00000
80.00000 - 100.00000
100.00000 - 99999.00

Source: July 31, 2019 Summary Technical Report

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26 Geologic Setting and Mineralization • The Hycroft mine is located on the western flank of the Kamma Mountains • Large, epithermal, low sulfidation, hot springs deposit • Gold and silver mineralization occurs as both disseminated and vein-controlled Simplified East-West Cross Section Through the Hycroft Mine (Section 40000 N)

27 Drilling History • Exploration drilling started in 1975 • 5,520* drill holes within model footprint, representing 2,446,162 feet of drilling • Strong knowledge of the ore body through extensive drilling campaigns, individual assays and over 260 million tons of ore mined to date • 86% of holes drilled greater than 1,000 ft are downhole surveyed Drill Type Number Footage % of Total Diamond Drill 490 535,391 22 RC 4,760 1,874,402 77 Rotary 163 28,986 1 Blast 67 3,670 0.2 Sonic 40 3,713 0.2 Total 5,520 2,446,162 Angle 1,996 1,166,022 48 Vertical 3,524 1,280,140 52 Downhole Surveyed 1,013 1,033,476 42 1,000 ft with Downhole Survey 563 782,703 86 Analysis type Number of individual assays AuFA 437,568 AuCN 325,933 AgFA 276,758 AgCN 310,471 LECO (S%) 3,526 ICP (multi element) 56,885 Source: Hycroft Mining Management * Total holes included in the database of 5,520, however, it is estimated that 820 holes have been mined out

28 Permitting • Received Record of Decision from Bureau of Land Management for EIS (10-22-19) • Current operating plan is fully permitted • Existing operating permits will be amended as new facilities/infrastructure are required • EIS allow for flexibility: • Expanded pits • Construction of a tailings management facility to the south of the property, of needed • Phase 1 of the new leach pad is permitted • Phase 1A constructed and will complete electrical when needed, but not expected before late 2022 • Phase 1B and future phases will be planned for construction from cash flows when needed Permitted Disturbance – Oct. 2019 Record of Decision